Income Taxes (Details - Deferred tax assets or liabilities) - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Deferred tax assets and liabilities
Net operating losses carried forward	$ 8,133,000	$ 7,148,000
Allowance for doubtful debt	0	0
Intangibles	(67,000)	(57,000)
Total deferred tax asset	8,066,000	7,091,000
Less: valuation allowance	(8,066,000)	(7,091,000)
Net deferred tax asset	$ 0	$ 0